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                                                                    EXHIBIT 10.9

                             STOCK RIGHTS AGREEMENT

         This Stock Rights Agreement ("Agreement"), will be effective as of March 10, 2000 (the "Effective Date") is between CytoGenix, Inc., a Nevada corporation ("CytoGenix") and Argyll Scientific, L.L.C., a Texas limited liability company ("Argyll").

         WHEREAS, CytoGenix and Argyll are parties to a Research and Development Agreement dated the date hereof ("Research and Development Agreement") pursuant to which shares of common stock of CytoGenix, par value $0.001 per share, of CytoGenix (the "CytoGenix Shares") may be delivered by CytoGenix to Argyll; and

         WHEREAS, under the Research and Development Agreement, a joint venture may be formed by CytoGenix and Argyll (the "Joint Venture") and in connection therewith, Argyll may enter into a patent and trademark license agreement with such Joint Venture in substantially the form attached to the Research and Development Agreement ("Argyll License Agreement"); and

         WHEREAS, pursuant to the Argyll License Agreement, the Joint Venture may be required to deliver CytoGenix Shares to Argyll as set forth therein; and

         WHEREAS, Argyll is relying upon the execution, delivery and performance of this Agreement by CytoGenix in entering into the Research and Development Agreement and the Joint Venture Agreement contemplated by the Research and Development Agreement and the Argyll License Agreement;

         NOW THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

         1. DELIVERY OF CYTOGENIX SHARES. Contemporaneously herewith, CytoGenix has delivered to Argyll certificates representing Sixteen thousand, six hundred sixty-seven CytoGenix Shares, as required by Section 5.1(a) of the Research and Development Agreement. CytoGenix has also agreed in the Research and Development Agreement to deliver to Argyll additional cash payments or additional CytoGenix Shares.

         If the Joint Venture is formed and the Argyll License Agreement is entered into by Argyll and the Joint Venture, CytoGenix hereby agrees to deliver to the Joint Venture, for delivery to Argyll, in the amounts and at the times required under the Argyll License Agreement, certificates representing that number of CytoGenix Shares required to be delivered by the Joint Venture to Argyll under the Argyll License Agreement.

         2. Registration of CytoGenix Shares.

                  (a) CytoGenix shall file, within Thirty (30) days from the Effective Date, with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Securities Act") on Form S-1 or Form S-3, if available, for a public offering of all the CytoGenix Shares delivered or to be delivered to Argyll under the Research and Development Agreement or the Argyll License Agreement to be made on a continuous



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basis pursuant to Rule 415 of the Securities Act (the "Registration
Statement") and will use its best efforts to cause such Registration Statement to become effective as soon as practicable and to remain continuously effective until the earlier of (i) the date upon which Argyll becomes eligible to sell CytoGenix Shares delivered or to be delivered to Argyll under the Research and Development Agreement or the Argyll License Agreement under Rule 144(k) of the Securities Act or (ii) the third anniversary of each delivery of CytoGenix Shares to Argyll under the Research and Development Agreement or the Argyll License Agreement.

                  (b) If and when CytoGenix is required by this Agreement to use its best efforts to effect the registration of any CytoGenix Shares:

                           (i) CytoGenix shall, as soon as practicable:

                                    (1)     prepare and file with the Commission
         under the Securities Act a registration statement with respect to such CytoGenix Shares which shall state that the CytoGenix Shares are covered thereby, and use its best efforts to cause such registration statement to become effective and to remain effective as provided herein;

                                    (2)     prepare and file with the Commission
         such amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the distribution under such registration statement, and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by Argyll set forth in such registration statement;

                                    (3)     furnish to Argyll such number of
         copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in such registration statement or filed with the Commission (including each preliminary prospectus), and each amendment and supplement thereto as Argyll may reasonably request to facilitate the disposition of the CytoGenix Shares owned by Argyll and covered by such registration statement;

                                    (4)     use its best efforts to (A) register
         or qualify such CytoGenix Shares under the securities or "blue sky" laws of such jurisdictions as Argyll or the managing underwriter (if any) may reasonably request; (B) keep such registrations or qualifications in effect for so long as such registration statement is in effect; and (C) take any and all other reasonably actions that may be necessary or appropriate to enable Argyll and each underwriter (if any) to consummate the disposition in such jurisdictions of the relevant CytoGenix Shares; provided, however, that CytoGenix shall not be required to (x) qualify generally to transact business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section; (y) subject itself to taxation in any such jurisdiction; or (z) consent to general service of process in any such jurisdiction;

                                    (5)     (A) at any time when a prospectus
         relating thereto is required to be delivered under the Securities Act, notify Argyll when it becomes aware of the

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         occurrence of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) at the request of Argyll, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to Argyll a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of such CytoGenix Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading. Argyll agrees, upon receipt of a notice of the foregoing it shall forthwith cease making offers and sales of the CytoGenix Shares pursuant to the registration statement or deliveries of the prospectus contained therein and to return to CytoGenix for modification and exchange, the copies of such prospectus not theretofore delivered by Argyll.

                                    (6)     comply with all applicable rules and
         regulations of the Commission;

                                    (7)     use its best efforts to cause all
         such CytoGenix Shares covered by such registration statement to be listed on any securities exchange or automated quotation system, if any, on which similar securities of CytoGenix are then listed, if the listing of such CytoGenix Shares is then permitted under the rules of such exchange or automated quotation system;

                                    (8)     subject to the execution of
         confidentiality agreements, in form and substance reasonably satisfactory to CytoGenix, (A) make reasonably available for inspection by Argyll, its legal counsel, and any accountant or other agent retained by it, all financial and other records, relevant corporate documents, and properties of CytoGenix, and (B) cause CytoGenix's directors, officers, employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, Argyll, any such legal counsel, attorney, accountant or agent in connection with such registration statement, in each instance to the extent that such information is reasonably necessary to satisfy any of its obligations under applicable law;

                                    (9)     provide (A) Argyll, (B) each
         underwriter (which, for purposes of this Agreement, shall include any person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the securities being sold, (C) counsel of such underwriters, and (D) the counsel of Argyll the opportunity to participate in the preparation of such registration statement, each amendment or supplement thereto, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                                    (10)    promptly notify Argyll and, upon
         request by Argyll, confirm such advice in writing, (A) when such registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for such

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         purpose, or (C) of the receipt by CytoGenix of any notification with respect to the suspension of the registration or qualification of such CytoGenix Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                                    (11)    use its best efforts to obtain the
         withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto.

                           (ii) The obligation of CytoGenix to effect the
registration of CytoGenix Shares pursuant to this Section 2 shall be subject to, and conditioned upon, the obligation of Argyll to furnish CytoGenix, upon CytoGenix's written request, with all information regarding Argyll and the intended distribution of Argyll's CytoGenix Shares included in such registration for the purpose of preparing the registration statement, to the extent that such information is required to comply with applicable legal requirements. If any such registration statement refers to Argyll by name or otherwise as the holder of any securities of CytoGenix, then Argyll shall have the right to require (A) the insertion therein of language, in form and substance satisfactory to Argyll, to the effect that the holding by Argyll of such securities is not to be construed as a recommendation by Argyll of the investment quality of the securities thereby and that such holding does not imply that Argyll will assist in meeting any future financial requirements of CytoGenix, or (B) the deletion of such reference to Argyll if, in the judgment of CytoGenix, as advised by counsel, such reference is not required by the Securities Act or any similar federal statute or any state securities of blue sky law then in effect.

                           (iii) Argyll shall comply with the requirements of
delivering a current prospectus to the purchaser of CytoGenix Shares in any sale, to the extent such requirement is applicable under federal and state securities laws.

                  (c) The expenses of registration of CytoGenix Shares pursuant to this Section will be paid by CytoGenix. For purposes of this Section, the term "expenses" shall include federal, state and other registration and qualification fees and legal fees and expenses for Argyll's counsel, auditing and accounting expenses incurred by CytoGenix in connection with the registration and printing and other related expenses including salary and related overhead expenses of employees of CytoGenix for time expended by such employees.

                  (d) To the extent permitted by law, CytoGenix will indemnify and hold harmless Argyll, its members, managers and officers, and each person who controls Argyll, against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement or any material fact contained or expressly incorporated by reference in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, and will reimburse Argyll, its members, managers and officers and controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement

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is effected without CytoGenix's consent nor shall CytoGenix be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with any registration statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Argyll, its members, managers and officers or, any controlling person of Argyll.

         3. Price Guarantee and Other Matters.

                  (a) The CytoGenix Shares delivered at any time to Argyll by CytoGenix under the Research and Development Agreement or at any time delivered to Argyll under the Argyll License Agreement are referred to in this Section as the "Subject Shares." In the event Argyll makes one or more sales of any Subject Shares (each such sale of Subject Shares, whether one or more Subject Shares, in one transaction being referred to as a "Subject Shares Sale") and receives Net Proceeds (as defined below) from such Subject Shares Sale of less than the Fair Market Value (as determined in accordance with and for purposes of and as of the date set forth in the Research and Development Agreement, as to Subject Shares delivered to Argyll pursuant to the Research and Development Agreement, or as determined in accordance with and for purposes of and as of the date set forth in the Argyll License Agreement, as to Subject Shares delivered to Argyll pursuant to the Argyll License Agreement) of all of the Subject Shares sold in such Subject Shares Sale (the "Applicable Fair Market Value"), then Argyll may, at any time within thirty (30) days after such Subject Shares Sale, give notice to CytoGenix (accompanied by a sales confirmation or other evidence of such Net Proceeds) that Argyll has elected to make a call upon CytoGenix's price guarantee. Within ten (10) days following delivery of such notice by Argyll, CytoGenix shall either (i) pay to Argyll, by wire transfer of immediately available funds to an account designated by Argyll in such notice, the cash amount equal to the difference between (i) the Applicable Fair Market Value of the Subject Shares so sold in such Subject Shares Sale and such Net Proceeds received by Argyll in such Subject Shares Sale (the "Make-Whole Amount"), or
(ii) deliver to Argyll an additional number of CytoGenix Shares ("Make-Whole Shares") of an aggregate Fair Market Value (as defined in the Research and Development Agreement, whether or not then in effect), as of the day immediately prior to such delivery (or if the New York Stock Exchange was not open for trading on such day, the immediately preceding day on which the New York Stock Exchange was open for trading) equal to the Make-Whole Amount. If the Make-Whole Net Proceeds (as defined below) received by Argyll from the sale of all of the Make-Whole Shares do not equal or exceed the Make-Whole Amount, then Argyll may, at any time within thirty (30) days after the sale of the last Make-Whole Share by Argyll, give notice to CytoGenix (accompanied by a sales confirmation or other evidence of such Make-Whole Net Proceeds) that Argyll has elected to make a call upon CytoGenix's price guarantee. Within ten (10) days following delivery of such notice by Argyll, CytoGenix shall pay to Argyll, by wire transfer of immediately available funds to an account designated by Argyll in such notice, the cash amount equal to the difference between the Make-Whole Amount and such Make-Whole Net Proceeds. For purposes hereof, (A) the term "Net Proceeds" means the aggregate net proceeds received by Argyll from the sale of Subject Shares in any one Subject Shares Sale, less commissions and other selling expenses incurred by Argyll in connection with such Subject Shares Sale, and (B) the term "Make-Whole Net Proceeds" means the net proceeds received by Argyll from the sale of all of the Make-Whole Shares, less commissions and other selling expenses incurred by Argyll in connection therewith. This Section 3(a) shall apply

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with respect to all Subject Shares Sales and all sales of Make-Whole Shares by Argyll occurring prior to the fifth anniversary of the Effective Date.

                  (b) If for any reason a registration statement or post-effective amendment thereto has not been declared effective or does not remain effective in a manner which permits Argyll to publicly resell any Subject Shares or Make-Whole Shares at any time after sixty (60) days from the date of the receipt by Argyll of such shares, Argyll may, at any time within thirty (30) days after the expiration of such sixty (60) day period, by written notice to CytoGenix, require CytoGenix to repurchase such shares (the "Repurchase Shares") for a cash amount equal to (i) the Fair Market Value of all of the Repurchase Shares (as determined in accordance with and for the purpose of and as of the date set forth in the Research and Development Agreement or the Argyll License Agreement pursuant to which such Repurchase Shares were delivered to Argyll or, as to Make-Whole Shares which are Repurchase Shares, as determined as set forth in Section 3(a)), plus (ii) interest on such amount from the date of delivery of the Repurchase Shares to Argyll to the date of payment at a rate per annum equal to the lesser of 5% over the then current prime rate of interest announced by Citibank, N.A. or the maximum rate permitted by law, and CytoGenix shall, within ten (10) days after receipt of such notice, deliver to Argyll such cash amount by wire transfer of immediately available funds to an account designated by Argyll in such notice, and Argyll shall, immediately upon receipt of such funds, deliver to CytoGenix certificate(s) representing the Repurchase Shares, duly endorsed for transfer into the name of CytoGenix.

                  (c) Argyll represents and warrants that except for CytoGenix Shares delivered to Argyll pursuant to a registration statement filed and declared effective under the Securities Act, it is acquiring and will acquire the Subject Shares and the Make-Whole Shares for investment and not with a view to the distribution thereof in violation of applicable securities laws.

         4. Miscellaneous.

                  (a) This Agreement shall be binding upon, and inure to the benefit of, CytoGenix and Argyll and their respective successors and permitted assigns. Except to a successor of substantially its entire business to which this Agreement relates, neither party hereto may assign its rights and obligations under this Agreement without the prior written consent of the other party.

                  (b) Any notice or communication given pursuant to this Agreement by either party to the other shall be in writing and delivered or mailed by registered or certified mail, postage prepaid (mailed notices shall be deemed given when duly mailed), as follows:

               If to Argyll:

                           Mark E. Wilson
                           Managing Director
                           Argyll Scientific, L.L.C..
                           4123 Drummond Ste 100
                           Houston, TX  77025-2311
                           (713) 621-0381
         Facsimile:        (713) 621-3305

               If to CytoGenix:

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                           Malcolm Skolnick, PhD, JD,  [With a copy to:
                           Dell Gibson, Chairman]
                           President & CEO
                           CytoGenix, Inc.
                           9881 S. Wilcrest
                           Houston, TX  77099
                           (281) 988-6118
         Facsimile:        (281) 988-6727

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and the other agreements, certificates, instruments and documents provided for or contemplated by this Agreement contain the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  (d) If there is any change in the CytoGenix Shares by way of stock split, reverse stock split, stock dividend, reclassification, merger, consolidation, reorganization, re-capitalization, or any other means, then all appropriate adjustments to the provisions hereof shall be made so that the rights and obligations of the parties hereto under this Agreement shall continue with respect to the CytoGenix Shares as so changed.

                  (e) If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully legal, valid or enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision, and this Agreement otherwise shall remain in full force and effect. No alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless the same is in writing and is executed by the parties.

                  (f) Each party acknowledges that in the event of any breach of this Agreement by such party, the other party hereto (i) would be irreparably and immediately harmed by such breach, (ii) could not be made whole by monetary damages, and (iii) shall be entitled to temporary and permanent injunctions (or their functional equivalents) to prevent any such breach and/or to compel specific performance with this Agreement, in addition to all other remedies to which such party may be entitled at law or in equity.

                  (g) This Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Texas without reference to the conflict-of-laws provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.


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CYTOGENIX, INC.                                      ARGYLL SCIENTIFIC, L.L.C.

Name:    /s/ Malcolm Skolnick                        Name:    /s/ Mark E. Wilson
         --------------------                                 ------------------
         Malcolm Skolnick                                     Mark E. Wilson

Title:   President and CEO                           Title:   Managing Director






















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